UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  2/28/17_

Item 1. Reports to Stockholders.

Semiannual Report

February 28, 2017

Templeton Emerging Markets Fund

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Visit franklintempleton.com/investor/

products/products/closed-end-funds for fund

updates, to access your account, or to find

helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Not part of the semiannual report 1

Semiannual Report

Templeton Emerging Markets Fund

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Fund’s semiannual report for the period ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

Performance Overview

The Fund delivered cumulative total returns of +8.66% based on market price and +10.60% based on net asset value for the six months under review.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the six months under review. China’s economy grew slightly faster in 2016’s fourth quarter, driven by consumer spending and a property market supported by robust bank lending, as full-year 2016 growth remained within the government’s targeted range. India’s economy expanded at a slower pace in the December quarter, as higher agricultural production and government spending were counterbalanced by moderating non-agricultural and non-government spending. Russia’s economic contraction eased in 2016, as mining, quarrying and agriculture grew in the third quarter. Brazil’s economic contraction deepened in 2016’s fourth quarter as household consumption and exports declined. South Africa’s economy grew in 2016, despite a contraction in the fourth quarter, compared to the third quarter, as mining, quarrying and manufacturing declines offset services and household consumption growth. Among other emerging markets, Mexico’s, South Korea’s and Taiwan’s economies continued to grow.

Several central banks, including those of Mexico and Turkey, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of Indonesia and Chile, lowered their benchmark interest rates to promote economic growth. The Reserve Bank of India cut its benchmark interest rate to a six-year low and increased monetary liquidity. The Bank of Russia reduced its key interest rate in September, citing lower inflation expectations amid an economic recession. Brazil’s central bank cut its benchmark interest rate several times during the period to spur economic growth. In January, the People’s Bank of China temporarily reduced the reserve requirement ratio for some banks, but kept its benchmark interest rate unchanged during the period.

Emerging market stocks rose for the six-month period, despite a decline in 2016’s fourth quarter caused largely by investor concerns about a strengthening U.S. dollar and the possibility of protectionist policies from the incoming U.S. presidential administration. However, emerging market stocks advanced in the first two months of 2017, amid strength in many emerging market currencies, investor optimism about President Donald Trump’s pro-growth policies and improving economic data in certain emerging markets. Further supporting stocks were higher oil prices and news that the January production levels by the Organization of the Petroleum Exporting Countries were closer than expected to compliance with targeted reduction levels. Additionally, many investors viewed the U.S. Federal Reserve’s communications regarding interest rate increases as indicative of an improving U.S. economy, which could benefit emerging markets. In this environment, emerging market

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 10.

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stocks, as measured by the MSCI Emerging Markets Index, generated a +5.65% total return for the six months ended February 28, 2017.1

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company’s potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company’s position in its sector, the economic framework and political environment.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Brilliance China Automotive Holdings, Samsung Electronics and Itau Unibanco Holding.

Brilliance China Automotive Holdings is a major Chinese automobile manufacturer that has a joint venture with German luxury car manufacturer BMW to produce and sell BMW vehicles in China. Brilliance’s share price rallied during the reporting period, as sales volumes exceeded expectations and quarterly earnings improved. China’s resilient luxury automobile segment and the company’s solid new product lineup and cost savings from a new engine factory provided investors with additional reasons to remain positive on the stock.

Samsung Electronics is a major South Korea-based manufacturer of consumer electronics. It is one of the world’s largest manufacturers of mobile phones, smartphones, tablets and televisions. Early in the reporting period, the company implemented a global recall of its Galaxy Note 7 smartphones and discontinued production. Despite the anticipated costs associated with the incident, its shares recovered in the latter part of the period due to its strong fourth-quarter 2016 net profit growth, share buybacks, higher dividends and efforts to improve its governance structure.

TEMPLETON EMERGING MARKETS FUND

Top 10 Countries
2/28/17
% of Total
Net Assets
China	19.4%
South Korea	14.1%
Taiwan	10.0%
Russia	9.0%
Brazil	7.4%
India	6.3%
South Africa	5.9%
Indonesia	5.3%
Thailand	4.9%
U.K.	4.1%

Itau Unibanco Holding is one of Brazil’s largest financial conglomerates. It operates across a wide range of segments, including asset management, insurance, wholesale banking, full retail operations, credit card, and general corporate and personal lending. Itau Unibanco’s solid fourth-quarter 2016 results, reflecting improved asset quality, lower loan-loss provisions and higher payout ratio, boosted its stock price in the latter part of the reporting period. Above-consensus 2017 income guidance and expectations of continued improvement in credit quality also supported investor sentiment.

In contrast, key detractors from the Fund’s absolute performance included Siam Commercial Bank, Hyundai Development Co.–Engineering & Construction (Hyundai Development) and Fila Korea.

Siam Commercial Bank is one of Thailand’s largest banks. It has a strong retail banking franchise and leading market positions in various industry segments, including automobile hire-purchase lending, wholesale lending, SME (small and medium-sized enterprises) lending, deposits, credit cards, mutual funds and mortgage lending. Although the company reported an increase in fourth-quarter 2016 net profits, investors were disappointed by higher-than-expected non-performing loans. Expectations of a gain from the divestment of the bank’s life insurance business and a gradual recovery in Thailand’s economy provided investors with reasons to remain positive, leading the bank’s share price to partially rebound in the latter part of the reporting period.

Hyundai Development is one of South Korea’s leading residential property developers. With its strong IPARK brand

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

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TEMPLETON EMERGING MARKETS FUND

name, the company is one of the largest participants in the country’s residential construction business. The company reported below-consensus fourth-quarter 2016 operating profits mainly due to higher expenses. Earnings from the housing division, however, remained strong. New housing-market regulations and measures to curtail household-loan growth also affected investor sentiment.

Top 10 Holdings
2/28/17
Company	% of Total
Sector/Industry, Country	Net Assets
Brilliance China Automotive Holdings Ltd.	7.0%
Automobiles, China
Samsung Electronics Co. Ltd.	6.4%
Technology Hardware, Storage & Peripherals,
South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	5.5%
Semiconductors & Semiconductor Equipment, Taiwan
Naspers Ltd.	4.9%
Media, South Africa
Unilever PLC	4.1%
Personal Products, U.K.
LUKOIL PJSC	3.8%
Oil, Gas & Consumable Fuels, Russia
Compania de Minas Buenaventura SA	3.1%
Metals & Mining, Peru
Astra International Tbk PT	2.8%
Automobiles, Indonesia
Alibaba Group Holding Ltd.	2.5%
Internet Software & Services, China
Itau Unibanco Holding SA	2.3%
Banks, Brazil

Fila Korea is a South Korean sporting goods manufacturer that produces a wide variety of products, including footwear, clothing and accessories. The company reported disappointing third-quarter 2016 results, driven by losses in its South Korean operations. A major driver of Fila’s share price was its stake in Acushnet, which makes golf equipment and accessories under the Titleist and FootJoy brands. In late 2016, Acushnet listed its shares in the U.S., but the lower-than-expected initial public offering price had a negative impact on Fila’s shares. During this process, Fila added to its existing holding in Acushnet.

During the period, our continued search for investments with fundamentals we considered attractive led us to increase the Fund’s investments in China, Mexico, South Africa, Taiwan and Indonesia. In sector terms, we significantly increased holdings in information technology (IT), made some additions in health care and financials, and initiated exposure to utilities.2 Key purchases included increasing the Fund’s investments in Naspers, a South Africa-listed media conglomerate with a portfolio of emerging market assets that include Internet services and online advertising companies; and Alibaba Group Holding, China’s biggest e-commerce company. Additionally, we initiated investment in Grupo Financiero Santander Mexico, one of Mexico’s largest financial services companies.

Conversely, we conducted some sales to raise funds for income and capital gain distributions, as well as to take advantage of opportunities we considered more attractively priced within our investment universe. We eliminated the Fund’s exposure to Turkey and reduced holdings in Brazil, Hong Kong, Thailand and India. In sector terms, we reduced holdings in energy, consumer staples, consumer discretionary and materials.3 Key sales included the aforementioned Itau Unibanco Holding; Oil & Natural Gas, an Indian oil and gas company; and Dairy Farm International Holdings, a Hong Kong-based regional supermarket, drug store and convenience store operator.

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

Sincerely,

2. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The health care sector comprises pharmaceuticals in the SOI. The financials sector comprises banks, capital markets, insurance and diversified financial services in the SOI. The utilities sector comprises gas utilities in the SOI.

3. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; Internet and direct marketing retail; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The materials sector comprises chemicals and metals and mining in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Semiannual Report 5

TEMPLETON EMERGING MARKETS FUND

Performance Summary as of February 28, 2017

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/17[1]
	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on	Based on	Based on	Based on
	NAV[3]	market price[4]	NAV[3]	market price[4]
6-Month	+10.60%	+8.66%	+10.60%	+8.66%
1-Year	+42.94%	+42.76%	+42.94%	+42.76%
5-Year	-7.70%	-10.98%	-1.59%	-2.30%
10-Year	+48.69%	+47.27%	+4.05%	+3.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Distributions (9/1/16–2/28/17)

Net Investment
Income

$0.1961

See page 7 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets are subject to all of the risks of foreign investing generally and involve heightened risks due to these markets’ smaller size and lesser liquidity, and lack of established legal, political, business and social frameworks to support securities markets. Some of these heightened risks may include political and social uncertainty (for example, regional conflicts and risk of war); pervasiveness of corruption and crime in these countries’ economic systems; delays in settling portfolio securities transactions; risk of loss arising out of the system of share registration and custody used in these countries; greater sensitivity to interest rate changes; currency and capital controls; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

The Fund may invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”). However, trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

The Fund may also invest a portion of its assets in Russian securities. The U.S. and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. Such sanctions could adversely affect Russia’s economy, possibly forcing the economy into a recession. These risks could affect the value of the Fund’s portfolio.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON EMERGING MARKETS FUND

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

Changes to Portfolio Management Team

The Fund has announced that effective April 3, 2017, Chetan Sehgal, CFA, director of Global Emerging Markets/Small Cap Strategies for Templeton Emerging Markets Group (TEMG), assumed the role of lead portfolio manager for Templeton Emerging Markets Fund, replacing its four co-lead portfolio managers, Dr. Mobius, Allan Lam, director of Asia Strategy, Dennis Lim, emerging markets strategist, and Tom Wu, deputy director of research. While they have relinquished their portfolio management roles on the Fund, Mr. Lam and Mr. Wu will continue in their current roles with TEMG, and Dr. Mobius will remain as executive chairman for TEMG, contributing investment ideas and research for the group. Mr. Lim will retire from the firm.

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TEMPLETON EMERGING MARKETS FUND

Financial Highlights
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.92	$13.34	$20.91	$18.98	$19.24	$21.97
Income from investment operations:
Net investment income[a]	0.04	0.19	0.21	0.29 [b]	0.26	0.28
Net realized and unrealized gains (losses)	1.39	1.67	(6.60)	3.33	(0.06)	(2.67)
Total from investment operations	1.43	1.86	(6.39)	3.62	0.20	(2.39)
Less distributions from:
Net investment income.	(0.20)	(0.31)	(0.31)	(0.44)	(0.29)	(0.28)
Net realized gains	—	(0.97)	(0.87)	(1.25)	(0.17)	(0.06)
Total distributions	(0.20)	(1.28)	(1.18)	(1.69)	(0.46)	(0.34)
Repurchase of shares	0.03	—	—	—[c]	—[c]	—
Net asset value, end of period	$15.18	$13.92	$13.34	$20.91	$18.98	$19.24
Market value, end of period[d]	$13.43	$12.56	$11.56	$19.13	$17.27	$17.50

Total return (based on market value per
share)[e]	8.66%	22.57%	(34.94)%	21.47%	0.96%	(13.34)%

Ratios to average net assets[f]
Expenses before waiver and payments by
affiliates	1.37%	1.39%	1.37%	1.36%	1.37%	1.37%
Expenses net of waiver and payments by
affiliates	1.36%	1.38%	1.37%[g]	1.36%[g]	1.37%	1.37%
Net investment income	0.59%	1.49%	1.19%	1.49%[b]	1.25%	1.42%

Supplemental data
Net assets, end of period (000’s)	$268,041	$250,642	$240,289	$376,574	$342,418	$347,999
Portfolio turnover rate	13.72%	42.16%	18.92%	12.42%	6.21%	2.10%

aBased on average daily shares outstanding.
bNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.
cAmount rounds to less than $0.01 per share.
dBased on the last sale on the New York Stock Exchange.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON EMERGING MARKETS FUND

Statement of Investments, February 28, 2017 (unaudited)
	Industry	Shares	Value

Common Stocks 93.1%
Argentina 0.2%
MercadoLibre Inc	Internet Software & Services	2,800	$590,436
Brazil 3.3%
Cia Hering	Specialty Retail	719,900	4,031,218
Lojas Americanas SA	Multiline Retail	395,760	1,705,697
M Dias Branco SA	Food Products	36,400	1,617,986
Mahle-Metal Leve SA	Auto Components	104,000	732,225
Totvs SA	Software	94,300	768,570
			8,855,696
Cambodia 0.1%
NagaCorp Ltd	Hotels, Restaurants & Leisure	730,000	398,714
China 19.4%
[a] Alibaba Group Holding Ltd., ADR	Internet Software & Services	63,820	6,567,078
[a] Baidu Inc., ADR.	Internet Software & Services	16,172	2,816,030
Bloomage Biotechnology Corp. Ltd	Chemicals	612,100	890,993
Brilliance China Automotive Holdings Ltd	Automobiles	11,892,900	18,690,495
China Petroleum and Chemical Corp., H.	Oil, Gas & Consumable Fuels	6,575,000	5,098,770
COSCO Shipping Ports Ltd	Transportation Infrastructure	432,762	482,212
Guangzhou Automobile Group Co. Ltd., H	Automobiles	378,034	634,038
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,047,400	1,236,979
NetEase Inc., ADR.	Internet Software & Services	10,989	3,352,304
Ping An Insurance (Group) Co. of China Ltd., A	Insurance	506,690	2,674,459
Tencent Holdings Ltd	Internet Software & Services	209,300	5,581,010
Uni-President China Holdings Ltd	Food Products	2,788,000	1,903,452
Weifu High-Technology Co. Ltd., B	Auto Components	173,449	413,349
Win Hanverky Holdings Ltd	Textiles, Apparel & Luxury Goods	11,592,800	1,672,552
			52,013,721
Czech Republic 0.3%
[a] Moneta Money Bank AS	Banks	243,000	811,649
Hong Kong 1.3%
Dairy Farm International Holdings Ltd	Food & Staples Retailing	170,900	1,457,777
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	782,800	1,425,849
Victory City International Holdings Ltd	Textiles, Apparel & Luxury Goods	17,772,160	595,232
			3,478,858
Hungary 1.2%
Richter Gedeon Nyrt	Pharmaceuticals	141,930	3,144,685
India 6.3%
Bajaj Holdings & Investment Ltd	Diversified Financial Services	27,329	845,653
Coal India Ltd	Oil, Gas & Consumable Fuels	331,575	1,599,610
Glenmark Pharmaceuticals Ltd	Pharmaceuticals	66,842	927,123
ICICI Bank Ltd	Banks	1,377,750	5,706,125
Infosys Ltd	IT Services	150,969	2,290,611
Oil & Natural Gas Corp. Ltd	Oil, Gas & Consumable Fuels	290,370	842,280
Reliance Industries Ltd	Oil, Gas & Consumable Fuels	101,200	1,877,717
Tata Chemicals Ltd	Chemicals	171,500	1,440,497
Tata Motors Ltd., A	Automobiles	333,003	1,377,427
			16,907,043
Indonesia 5.3%
Astra International Tbk PT	Automobiles	12,241,000	7,526,710
Bank Danamon Indonesia Tbk PT	Banks	14,835,785	5,506,684
Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	5,316,500	1,128,201
			14,161,595

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TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Jordan 0.1%
Arab Potash Co. PLC	Chemicals	6,919	$168,566
Kenya 0.3%
Equity Group Holdings Ltd	Banks	2,939,100	721,208
Mexico 1.7%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	101	1,284
Grupo Financiero Santander Mexico SAB de CV, B, ADR	Banks	454,987	3,421,502
Nemak SAB de CV	Auto Components	1,131,700	1,115,289
[a] Telesites SAB de CV	Diversified Telecommunication Services	100	57
			4,538,132
Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	129,725	53,902
Pakistan 1.5%
MCB Bank Ltd	Banks	1,924,810	4,173,054
Peru 3.1%
Compania de Minas Buenaventura SA, ADR.	Metals & Mining	681,965	8,388,170
Philippines 0.2%
BDO Unibank Inc	Banks	260,750	599,282
Russia 9.0%
Gazprom PAO, ADR	Oil, Gas & Consumable Fuels	928,744	4,142,663
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	101,006	5,353,318
LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	89,660	4,751,980
[a,b] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	140,028	3,080,616
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	116,200	1,853,971
Sberbank of Russia PJSC, ADR	Banks	140,200	1,529,582
[b] TMK PAO, GDR, Reg S	Energy Equipment & Services	165,233	859,212
[a] Yandex NV, A	Internet Software & Services	109,621	2,466,472
			24,037,814
South Africa 5.9%
Massmart Holdings Ltd	Food & Staples Retailing	137,533	1,569,271
MTN Group Ltd	Wireless Telecommunication Services	110,372	1,006,866
Naspers Ltd., N	Media	82,414	13,165,291
			15,741,428
South Korea 14.1%
Daelim Industrial Co. Ltd	Construction & Engineering	46,770	3,448,266
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	8,190	540,995
Hankook Tire Co. Ltd	Auto Components	17,600	928,199
Hanon Systems	Auto Components	202,962	1,639,598
Hite Jinro Co. Ltd	Beverages	51,520	958,706
Hyundai Development Co-Engineering & Construction	Construction & Engineering	106,250	4,104,216
Hyundai Wia Corp	Auto Components	13,400	790,602
iMarketkorea Inc	Trading Companies & Distributors	51,372	536,874
Interpark Holdings Corp	Internet & Direct Marketing Retail	110,746	466,856
KT Skylife Co. Ltd	Media	59,360	876,871
POSCO	Metals & Mining	2,700	675,061
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	10,120	17,153,828
SK Hynix Inc	Semiconductors & Semiconductor Equipment	91,400	3,764,352
SK Innovation Co. Ltd	Oil, Gas & Consumable Fuels	9,597	1,307,649
Youngone Corp	Textiles, Apparel & Luxury Goods	17,230	487,773
			37,679,846

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Semiannual Report 11

TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Taiwan 10.0%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	265,000	$2,218,801
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments
	& Components	1,948,140	5,680,449
Largan Precision Co. Ltd	Electronic Equipment, Instruments
	& Components	16,000	2,376,973
Pegatron Corp	Technology Hardware, Storage & Peripherals	707,000	1,858,799
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	2,376,000	14,630,113
			26,765,135
Thailand 4.9%
Kasikornbank PCL, fgn	Banks	583,800	3,185,732
Kiatnakin Bank PCL, fgn	Banks	1,777,500	3,347,769
Land and Houses PCL, fgn	Real Estate Management & Development	3,829,058	1,074,900
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	454,047	1,209,578
Siam Commercial Bank PCL, fgn	Banks	493,200	2,175,675
Thai Beverage PCL, fgn	Beverages	2,347,000	1,589,202
Univanich Palm Oil PCL, fgn	Food Products	2,290,900	462,642
			13,045,498
United Kingdom 4.1%
Unilever PLC	Personal Products	234,416	11,097,777
United States 0.8%
[a] IMAX Corp	Media	66,782	2,160,398
Total Common Stocks (Cost $195,445,096)			249,532,607

[c] Participatory Notes (Cost $2,897,472) 1.2%
Saudi Arabia 1.2%
HSBC Bank PLC, Saudi Basic Industries Corp., 1/22/18	Chemicals	130,945	3,387,066

Preferred Stocks 4.1%
Brazil 4.1%
[d] Banco Bradesco SA, 3.744%, ADR, pfd	Banks	447,651	4,731,671
[d] Itau Unibanco Holding SA, 4.386%, ADR, pfd	Banks	487,598	6,236,378
Total Preferred Stocks (Cost $4,146,039)			10,968,049
Total Investments before Short Term
Investments (Cost $202,488,607)			263,887,722

Short Term Investments (Cost $3,637,953) 1.4%
Money Market Funds 1.4%
United States 1.4%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 0.17%		3,637,953	3,637,953
Total Investments (Cost $206,126,560) 99.8%.			267,525,675
Other Assets, less Liabilities 0.2%			515,353
Net Assets 100.0%			$268,041,028

12 Semiannual Report

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TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

See Abbreviations on page 22.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 28, 2017, the aggregate value of these securities was $3,939,828, representing 1.5% of net assets.
cSee Note 1(c) regarding Participatory Notes.
dVariable rate security. The rate shown represents the yield at period end.
eSee Note 3(c) regarding investments in affiliated management investment companies.
fThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON EMERGING MARKETS FUND

Financial Statements

Statement of Assets and Liabilities
February 28, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$202,488,607
Cost - Non-controlled affiliates (Note 3c)	3,637,953
Total cost of investments	$206,126,560
Value - Unaffiliated issuers	$263,887,722
Value - Non-controlled affiliates (Note 3c)	3,637,953
Total value of investments	267,525,675
Foreign currency, at value (cost $9,326)	9,345
Receivables:
Investment securities sold	128,745
Dividends	972,721
Foreign tax	8,654
Total assets	268,645,140
Liabilities:
Payables:
Investment securities purchased	117,804
Capital shares redeemed	48,475
Management fees	254,525
Professional fees	36,012
Deferred tax	123,259
Accrued expenses and other liabilities	24,037
Total liabilities	604,112
Net assets, at value	$268,041,028
Net assets consist of:
Paid-in capital	$206,679,830
Distributions in excess of net investment income	(2,198,899)
Net unrealized appreciation (depreciation)	61,271,891
Accumulated net realized gain (loss)	2,288,206
Net assets, at value	$268,041,028
Shares outstanding	17,660,916
Net asset value per share.	$15.18

14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON EMERGING MARKETS FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 28, 2017 (unaudited)

Investment income:
Dividends: (net of foreign taxes of $281,739)
Unaffiliated issuers	$2,459,932
Non-controlled affiliates (Note 3c)	1,679
Total investment income	2,461,611
Expenses:
Management fees (Note 3a)	1,579,803
Transfer agent fees	25,282
Custodian fees (Note 4)	39,260
Reports to shareholders	18,926
Registration and filing fees	12,595
Professional fees.	36,364
Trustees’ fees and expenses.	8,424
Other	11,107
Total expenses	1,731,761
Expenses waived/paid by affiliates (Note 3c)	(14,048)
Net expenses	1,717,713
Net investment income	743,898
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	8,888,750
Foreign currency transactions	144,787
Net realized gain (loss)	9,033,537
Net change in unrealized appreciation (depreciation) on:
Investments	15,380,776
Translation of other assets and liabilities
denominated in foreign currencies	8,066
Change in deferred taxes on unrealized appreciation	119,879
Net change in unrealized appreciation (depreciation)	15,508,721
Net realized and unrealized gain (loss)	24,542,258
Net increase (decrease) in net assets resulting from operations	$25,286,156

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON EMERGING MARKETS FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(unaudited)	August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$743,898	$3,339,598
Net realized gain (loss)	9,033,537	(3,190,442)
Net change in unrealized appreciation (depreciation)	15,508,721	33,212,048
Net increase (decrease) in net assets resulting from operations	25,286,156	33,361,204
Distributions to shareholders from:
Net investment income	(3,501,659)	(5,627,956)
Net realized gains	—	(17,380,930)
Total distributions to shareholders	(3,501,659)	(23,008,886)
Capital share transactions from - repurchase of shares (Note 2)	(4,385,151)	—
Net increase (decrease) in net assets	17,399,346	10,352,318
Net assets:
Beginning of period	250,641,682	240,289,364
End of period	$268,041,028	$250,641,682
Undistributed net investment income included in net assets:
End of period	$—	$558,862
Distributions in excess of net investment income included in net assets:
End of period	$(2,198,899)	$—

16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Emerging Markets Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollare equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

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Semiannual Report 17

TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued

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TEMPLETON EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 28, 2017, there were an unlimited number of shares authorized (without par value). During the periods ended February 28, 2017 and August 31, 2016 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 424,191 shares. Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Shares	Amount	Shares	Amount
Shares repurchased	(348,544)	$(4,385,151)	—	$—
Weighted average discount of market price to net asset value of shares
repurchased		12.38%		—%

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

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Semiannual Report 19

TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

For the period ended February 28, 2017, the annualized effective investment management fee rate was 1.250% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended February 28, 2017, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio, 0.17%	11,481,700	20,987,197	(28,830,944)	3,637,953	$3,637,953	$1,679	$ –	–%[a]

[a]Rounds to less than 0.1%.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2017, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2016, the Fund had short-term capital loss carryforwards of $5,736,495.

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TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At February 28, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$209,282,839

Unrealized appreciation	$79,133,330
Unrealized depreciation	(20,890,494)
Net unrealized appreciation (depreciation)	$58,242,836

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2017, aggregated $34,387,866 and $33,918,305, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain companies impacted by the sanctions, the restrictions do not impact the existing investments in those issuers. At February 28, 2017, the Fund had 9% of its net assets invested in Russia.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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Semiannual Report 21

TEMPLETON EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$260,500,656	$—	$—	$260,500,656
Participatory Notes	—	3,387,066	—	3,387,066
Short Term Investments	3,637,953	—	—	3,637,953
Total Investments in Securities	$264,138,609	$3,387,066	$—	$267,525,675

aIncludes common and preferred stocks.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

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TEMPLETON EMERGING MARKETS FUND

Annual Meeting of Shareholders, March 1, 2017 (unaudited)

The Annual Meeting of Shareholders of Templeton Emerging Markets Fund (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 1, 2017. The purpose of the meeting was to elect four Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2017. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Mary C. Choksi, Edith E. Holiday and J. Michael Luttig.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2017. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of four Trustees:
		% of			% of
		Outstanding	% of Shares		Outstanding	% of Shares
Term Expiring 2020	For	Shares	Present	Withheld	Shares	Present
Harris J. Ashton	13,104,669	73.39%	78.58%	3,572,226	20.01%	21.42%
Mary C. Choksi	13,158,079	73.69%	78.90%	3,518,815	19.71%	21.10%
Edith E. Holiday	13,105,989	73.40%	78.59%	3,570,905	20.00%	21.41%
J. Michael Luttig	13,242,035	74.16%	79.40%	3,434,859	19.24%	20.60%

There were no broker non-votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2017:

		% of
	Shares	Outstanding	% of Shares
	Voted	Shares	Present
For	16,511,118	92.47%	99.01%
Against	78,393	0.44%	0.47%
Abstain	87,383	0.49%	0.52%

*Ann Torre Bates, Gregory E. Johnson, Rupert H. Johnson, Jr., David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos, and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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Semiannual Report 23

TEMPLETON EMERGING MARKETS FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC (the “Plan Administrator”) and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 Attention: Templeton Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms & Conditions located at the back of this report.

24 Semiannual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS FUND

Transfer Agent

American Stock Transfer and Trust Company LLC
P.O. Box 922, Wall Street Station
New York, NY 10269-560

(800) 416-5585
www.astfinancial.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.” Information about the net asset value and the market price is available at franklintempleton.com.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s web site at www.astfinancial.com and follow the instruction.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

franklintempleton.com

Semiannual Report 25

TEMPLETON EMERGING MARKETS FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

26 Semiannual Report

franklintempleton.com

Transfer Agent
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.astfinancial.com

Fund Information
(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	TLEMF S 04/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles     The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.     The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies.     The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.     A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.     The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.     The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.     Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues.     The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.     The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access.     In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into accounts factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance.     Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities.     From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (9/1/16 - 9/30/16)	-	-	-	18,009,460.00
Month #2 (10/1/16-10/31/16)	65,506.000	12.67	65,506.000	18,009,460.00
Month #3 (11/1/16 - 11/30/16)	87,457.000	12.14	87,457.000	17,943,954.00
Month #4 (12/1/16 - 12/31/16)	42,778.000	11.87	42,778.000	17,856,497.00
Month #5 (1/1/17 - 1/31/17)	80,833.000	12.69	80,833.000	17,813,719.00
Month #6 (2/1/17 - 2/28/17)	71,970.000	13.34	71,970.000	17,732,886.00
Total	348,544.000		348,544.000	17,660,916.00

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 424,191shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By _/s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By _/s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2017

By _/s/Mark H. Otani

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 26, 2017